UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2014

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California (Address of Principal Executive Offices)	92081 (Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.08 Stockholders Directors Nominations

On November 26, 2014, the board of directors of Flux Power Holdings, Inc. (the “Company”) set January 22, 2015 as the date of its Annual Meeting of Stockholders and the close of business on December 23, 2014, as the record date for determining the stockholders entitled to receive notice of and entitled to vote at the 2015 Annual Meeting of Stockholders (“2015 Annual Meeting”). In addition to this announcement, the Company will separately send notice and proxy materials to stockholders of record.

Because we did not hold an Annual Meeting of Stockholders last year, we are informing our stockholders of the deadline for the submission of stockholders proposals and director nominees for consideration at our 2015 Annual Meeting. Proposals by stockholders and submissions by stockholders of director nominees for consideration at the 2015 Annual Meeting should be submitted in writing to the Company’s Corporate Secretary at: Flux Power Holdings, Inc., c/o Corporate Secretary, 985 Poinsettia Avenue, Suite A, Vista, California 92081. Any proposals relating to director nominees should contain the name, holdings of our securities and contact information of the person making the nomination, the candidate's name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws, information regarding related party transactions with the Company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest, the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and stock exchange requirements.

For all proposals and nominations by stockholders to be timely, regardless of whether the proposals or nominations are intended for inclusion in the proxy statement for the 2015 Annual Meeting, a stockholders’ notice must be delivered to, or mailed and received by, the Company’s Corporate Secretary on or before the close of business on December 8, 2014. Any stockholders proposal or nomination delivered or received after the close of business on December 8, 2014 will be untimely and will not be properly brought before the 2015 Annual Meeting.

Proposals by stockholders and submissions by stockholders of director nominees, if intended for inclusion in the proxy statement, must comply with the applicable rules and regulations of the Securities Exchange Commission, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events

The disclosure in Item 5.08 above is incorporated by this reference into this Item 8.01.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: December 1, 2014	/s/ Ron Dutt
Ron Dutt, Chief Executive Officer and Interim Chief Financial Officer

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